UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 19, 2021

EMERSON RADIO CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-07731	22-3285224
(State Or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 Waterview Blvd., Suite 140, Parsippany, NJ	07054
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 428-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	MSN	NYSE American

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) As disclosed in the Company’s Current Report on Form 8-K filed on June 4, 2021, the board of directors (the “Board”) appointed Mr. Christopher Ho, currently the Chairman of the Board, to serve as the Company’s Chief Executive Officer and President, effective as of July 1, 2021.

In connection with his appointment as Chief Executive Officer and President, the Company has entered into an executive employment agreement with Mr. Ho, pursuant to which Mr. Ho will be paid a base salary of $240,000 per year. In accordance with Company policy, as an employee of the Company, Mr. Ho will no longer be eligible to receive compensation for his service as director. The foregoing description of the employment agreement is intended to be a summary and is qualified in its entirety by reference to such agreement, which is attached as Exhibit 10.1 and incorporated by reference as if fully set forth herein.

Mr. Ho, age 70, has served as Chairman of the Board since June 2016. Mr. Ho had also previously served as the Company’s Chairman of the Board from July 2006 through November 2013. He currently serves as a director and Chief Executive Officer of Lafe Corporation Limited, a company listed on the Singapore Stock Exchange before its privatization in August 2020. Since May 2018, Mr. Ho has served as a director of S&T International Distribution Ltd. and Grande N.A.K.S. Ltd., which are wholly owned subsidiaries of Nimble Holdings Company Limited. Mr. Ho previously was a director of The Grande Holdings Limited (now known as Nimble Holdings Company Limited), a Hong Kong-based group of companies engaged principally in the property development in the People’s Republic of China and the distribution of consumer electronics products, from October 1991 to February 2016. Mr. Ho graduated from the University of Toronto in 1974. He is a Chartered Professional Accountant, Chartered Accountant and Chartered Management Accountant of Canada. He is also a Certified Public Accountant in Hong Kong and a member of the Hong Kong Institute of Certified Public Accountants. He was a partner in an international accounting firm before joining The Grande Holdings Limited and has extensive experience in distribution, licensing, manufacturing, international trade and corporate finance.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description.

10.1	Employment Agreement, dated as of July 19, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON RADIO CORP.

By:	/s/ Michael Binney
Name: Michael Binney
Title: Chief Financial Officer

Dated: July 20, 2021